Trust for Advised Portfolios
Supplement dated November 21, 2022
to the Summary Prospectus
dated April 30, 2022 for the
1919 Financial Services Fund

This supplement serves as notification of the following changes:

John Helfst began serving as a Portfolio Manager of the 1919 Financial Services Fund on October 1, 2022.

Accordingly, the information in the section entitled “Portfolio Managers” is replaced with the following:
Mr. Charles King, CFA, Chief Investment Officer and a Managing Director of the Adviser, became a portfolio manager of the Financial Services Fund in March 2017. John Helfst became a portfolio manager of the Financial Services Fund in October 2022.

Please contact the Fund at 844-828-1919 if you have any questions.

Please retain this supplement with your Summary Prospectus for future reference.